ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued expenses	$ 4,834	$ 4,548
Provision for chargebacks	3,176	4,150
Accrued compensation and benefits	1,427	905
Earn-out consideration payable	597	332
Other current liabilities	320	1,542
Total	$ 10,354	$ 11,477